Supplement Dated May 1, 2006 to Prospectuses Dated March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective May 1, 2006, the Premier VIT OpCap Small Cap Portfolio (the Portfolio) will be closed to new purchases. Also, after May 1 you will not be able to transfer assets from other investment options into the Portfolio. You may maintain your existing investments in the Portfolio.

CVUL I and CVUL II Product Prospectus Supplement (05/2006)